SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

The Commerce Funds
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

[ ]	Fee paid previously with preliminary proxy materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
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	4)	Date Filed:

THE COMMERCE FUNDS
THE GROWTH FUND
P.O. Box 219525
Kansas City, Missouri 64121-9525

Dear Shareholder:

You are cordially invited to attend the Special Meeting of Shareholders (the “Meeting”) of The Commerce Funds, on behalf of its series The Growth Fund (the “Fund”) to be held on March 25, 2022 at 10:00 AM, Central time, which will be held online. The purpose of the Meeting is to vote upon the following proposal (the “Proposal”) affecting the Fund and to transact such other business as may properly come before the Meeting or any adjournments thereof:

1.
To approve the change of the Fund’s classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment limitation; and

2.	To address any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Whether or not you plan to be present (virtually) at the Meeting, your vote is needed. You may choose one of the following methods to vote:

Mail:	Complete, sign and return the enclosed proxy card(s) promptly in the postage-paid envelope.
Internet:	Access the website shown on your proxy card(s) and follow the online instructions.
Telephone:	Call the toll-free number shown on your proxy card(s).
Meeting:	Follow the instructions below for attending the Meeting, which will be held virtually.

Whichever method you choose, your prompt response will help reduce proxy costs—which are paid by the Fund and its shareholders. If we do not hear from you in advance of the Meeting, we may contact you for your vote.

We hope you will attend the Meeting or cast your vote as soon as possible so your shares may be voted at the Meeting. If you have any questions, please contact the Fund at 1-800-995-6365. Thank you for your response and for your continued investment in the Fund.

Your vote is important to us. Thank you for your response and for your investment with the Fund.

Sincerely,

/s/William R. Schuetter
William R. Schuetter
President

THE COMMERCE FUNDS
THE GROWTH FUND
P.O. Box 219525
Kansas City, Missouri 64121-9525

NOTICE OF MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 25, 2022

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of The Commerce Funds, on behalf of its series The Growth Fund (the “Fund”), will be held on March 25, 2022 at 10:00 AM, Central time, for the following purpose and to transact such other business, if any, as may properly come before the Meeting:
The Meeting will be held for the following purposes:

1.
To approve the change of the Fund’s classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment limitation; and

2.	To address any other business that may properly come before the Meeting or any adjournments or postponements thereof
All shareholders are invited to attend the Meeting, which will be held online as discussed in further detail below.  In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Only shareholders of record at the close of business on January 14, 2022, the record date set by the Board of Trustees for the Meeting, have the right to notice of and the right to vote at the Meeting or any postponement or adjournment thereof.

In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, the Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. Shareholders will not be able to attend the Meeting in person. Shareholders may attend and vote at the virtual Meeting by following the instructions included in the Q&A.

The Commerce Funds Board of Trustees unanimously recommends that you vote in favor of this Proposal.

Your vote is important to us. Thank you for taking the time to consider the Proposal.

By Order of the Board of Trustees of The Commerce Funds,

/s/Laura Spidle
Laura Spidle
Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MARCH 25, 2022

The Notice of Special Meeting of Shareholders and Proxy Statement and other proxy materials (“Proxy Materials”) are available at www.proxyvote.com. To obtain directions to attend the Meeting (virtually), please call the Fund at 1-800-995-6365.  For a free copy of the Fund’s latest annual and/or semi-annual report, please call 1-800-995-6365 or visit CommerceFunds.com or the website of the U.S. Securities and Exchange Commission at www.sec.gov.

IMPORTANT

Shareholders can help the Board of Trustees avoid the necessity and additional expense to the Fund of further solicitations to obtain a quorum by promptly returning the enclosed proxy or voting by telephone or internet. If received by mail, the enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

Important Information to Help You Understand and Vote on the Proposal:

The following questions and answers provide an overview of the matter on which you are being asked to vote. The accompanying Proxy Statement contains more detailed information about the Proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

Why am I receiving this Proxy Statement?
At a meeting held on December 20, 2021, the Board of Trustees of the Fund (the “Board”), following the recommendation of Commerce Investment Advisors, Inc., the Fund’s investment adviser (the “Adviser”), unanimously approved the Proposal. You are receiving the enclosed Proxy Statement in connection with the Meeting to vote on the approval of the Proposal.
Your vote is very important. You are encouraged as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders do not cast their votes, the Fund may not be able to hold the Meeting or the vote on the Proposal, and additional solicitation costs may need to be incurred in order to obtain sufficient shareholder participation.

Why am I being asked to approve changing the Fund’s diversification status?
The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).  Diversified funds are limited as to the amount of assets the fund may invest in the securities of any single issuer. The 1940 Act requires that shareholders approve a change in a fund’s classification from “diversified” to “non-diversified.” If shareholders of the Fund approve such a change, the Fund would be permitted to invest a larger portion of its assets in a smaller number of issuers, as described in greater detail in the Proxy Statement.

The Adviser believes that the change to the Fund’s classification to non-diversified is in the best interests of the Fund and its shareholders because it will allow the Fund’s portfolio managers more flexibility to implement the Fund’s investment strategy, while remaining compliant with the limits of the 1940 Act. The Fund’s benchmark index, the Russell 1000®  Growth Index (the “Index”), has become more concentrated in certain issuers in recent years. Certain Index constituents have grown to each represent more than 5% of the Index and, at times, 25% or more of the Index in the aggregate. As a diversified fund, the Fund is not able to invest in these large Index constituents in similar proportions as the Index.

While the Fund is not an index fund, it does select securities from the Index’s universe and the Fund’s performance is measured against the Index. Changing the Fund’s status to non-diversified would give the Fund’s portfolio managers enhanced flexibility to invest a greater portion of the Fund’s assets in one or more of these large Index constituents, if desired for investment purposes.

Whom should I call for additional information about the Proxy Statement?

If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please contact the Fund at 1-800-995-6365.

How do I vote my shares?

You may vote by any of the following methods:

Mail:	Complete, sign and return the enclosed proxy card(s) promptly in the postage-paid envelope.
Internet:	Access the website shown on your proxy card(s) and follow the online instructions.
Telephone:	Call the toll-free number shown on your proxy card(s).
Meeting:	Follow the instructions below for attending the Meeting, which will be held virtually.

How can I attend the Meeting?

The Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Meeting only if you were a shareholder of the Fund as of the close of business on January 14, 2022, or if you hold a valid proxy for the Meeting. Shareholders will not be able to attend the Meeting in person.

To participate in the Meeting, you must register in advance by following the instructions below.

The online Meeting will begin promptly at 10:00 AM, Central Time on March 25, 2022. You are encouraged to access the Meeting prior to the start time leaving ample time for the check-in process. Please follow the access instructions as outlined herein.

How do I register to attend the Meeting virtually on the Internet?

To participate in the Meeting, you must register in advance by visiting https://www.viewproxy.com/CommerceFunds/broadridgevsm/ and submitting the requested required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Fund's proxy tabulator.

If your shares are registered directly with the Fund in your name, you will be asked to submit your name and control number found on your proxy card in order to register to participate in and vote at the Meeting. If your shares are held by a broker, bank or other nominee, you must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide you with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than March 24th at 5pm ET, but in any event must be received by the scheduled time for commencement of the Meeting. Once you have obtained a new control number, you must visit https://www.viewproxy.com/CommerceFunds/broadridgevsm/ and submit your name and newly issued control number in order to register to participate in and vote at the Meeting.  After you have submitted your registration information, you will receive an email from Broadridge that confirms that your registration request has been received and is under review by Broadridge. Once your registration request has been accepted, you will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. You may vote before or during the Meeting at proxyvote.com. Only shareholders of the Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.

Why hold a virtual meeting?

In light of the health concerns regarding the coronavirus (COVID-19) pandemic, holding a virtual meeting is in the best interests of the Fund and its shareholders.

Will anyone contact me?

You may receive a call from Broadridge, the proxy solicitor hired by the Fund, to verify that you received your proxy materials, to answer any questions you may have about the Proposal and to encourage you to vote your proxy.

The Adviser recognizes the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matter being proposed was important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

How does the Board recommend that I vote?

The Board unanimously recommends that you vote FOR the Proposal.

THE COMMERCE FUNDS
THE GROWTH FUND
P.O. Box 219525
Kansas City, Missouri 64121-9525

PROXY STATEMENT

This proxy statement (“Proxy Statement”) is being furnished in connection with the solicitation by the Board of Trustees (the “Board” and each trustee a “Board Member” and collectively, the “Board Members”) of The Commerce Funds (the “Trust”), on behalf of its series The Growth Fund (the “Fund”), of proxies to be voted at the Special Meeting of Shareholders to be held on March 25, 2022, at 10:00 AM, Central Time (the “Meeting”), and at any and all adjournments, postponements or delays thereof. This Proxy Statement is first being mailed to shareholders on or about February 4, 2022.

Proposal

The Meeting is being called to ask shareholders of the Fund to consider and vote on the following proposal (the “Proposal”):
Proposals:

1.
To approve the change of the Fund’s classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment limitation; and

2.	To address any other business that may properly come before the Meeting or any adjournments or postponements thereof.

At this time, the Board does not know of any other matters being presented at the Meeting or any adjournments or postponements thereof.

How do I vote?

If you vote by mail, complete, date, sign and promptly return the enclosed proxy cards in the accompanying envelope. If the enclosed proxy cards are properly executed and received prior to the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the proxy cards or, if no instructions are marked on the proxy cards, the proxies will be voted FOR the Proposal as described in this Proxy Statement and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting. You may also vote by telephone or the internet as described on the proxy card.
Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently-executed proxy or by attending the Meeting and electing to vote in person (virtually). This Proxy Statement and the enclosed proxy are expected to be first mailed to shareholders on or about February 4, 2022. Attending the Meeting in person (virtually) will not automatically revoke your prior proxy. If you intend to vote in person (virtually) at the Meeting, please see the instructions below on how to Register to attend the meeting.

Shareholders of record of the Fund as of the close of business on January 14, 2022 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.
You can vote in any one of four ways:

1.	By logging on to the Internet site shown on your proxy card and following the on-screen instructions;
2.	By marking, signing and mailing the proxy card in the envelope provided;
3.	By calling the toll-free telephone number shown on your proxy card and following the recorded instructions; or

4.	By attending the meeting and voting shares online.

If you vote by Internet or telephone, please do not mail your proxy card.

In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, the Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. Shareholders will not be able to attend the Meeting in person.

Shareholders will be able to attend the Meeting online and submit your questions during the Meeting by visiting registering at https://www.viewproxy.com/CommerceFunds/broadridgevsm/. Shareholders also will be able to vote their shares online by attending the Meeting by webcast. Shareholders may attend and vote at the virtual Meeting by following the instructions included in the Q&A or this Proxy Statement.

How does a proxy work?

When you vote by proxy, you are instructing the agents named on the proxy card how to vote on your behalf at the Meeting. If you sign and return the proxy card, but do not specifically instruct the agents otherwise, they will vote FOR the change in the Fund’s classification under the 1940 Act and the elimination of the related fundamental investment limitation. At this time, the Board does not know of any other matters being presented at the Meeting. If other matters are brought before the Meeting, the proxy agents will vote the proxies using their own best judgment in their discretion, as allowed by the proxy. All proxies solicited by the Board that are properly executed and received by the Corporate Secretary prior to the Meeting, and are not cancelled, will be voted at the Meeting.

Who may vote?

Those persons who were shareholders of record as of the Record Date will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. As of the close of business on January 14, 2022, there were 4,489,417.257 shares of the Fund outstanding.

As of the Record Date, the Trustees and officers of the Trust as a group owned less than 1% of the total outstanding shares of the Fund and as a group owned less than 1% of each class of shares of the Fund.

PROPOSAL
CHANGE OF DIVERSIFICATION STATUS AND ELIMINATION OF FUNDAMENTAL INVESTMENT LIMITATION

The Fund is classified as a “diversified” fund for purposes of Section 5(b) of the 1940 Act and has adopted a related fundamental investment limitation. The Fund’s diversified classification limits the amount the Fund may invest in any single issuer. With respect to 75% of its total assets, the Fund may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. Also, with respect to 75% of its total assets, the Fund may not hold more than 10% of the outstanding voting securities of any one issuer. These restrictions do not apply to U.S. “government securities” (as defined in the 1940 Act), securities of other investment companies, or cash and cash items (including receivables).

Following the recommendation of the Fund’s Adviser, the Board has approved a change to the Fund’s classification under the 1940 Act to a “non-diversified” company and a change to the Fund’s related fundamental investment limitation, subject to approval of the Fund’s shareholders. This fundamental investment limitation currently provides that the Fund, as a fundamental policy, may not, “[i]nvest more than 25% of its total assets in the securities of issuers in any one industry; and with respect to 75% of [the] Fund’s total assets [the] Fund may [not]: (i) invest more than 5% of [the] Fund’s total assets in the securities of any one issuer; and (ii) hold more than 10% of the outstanding voting securities of any one issuer . . ..  Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements fully collateralized by such securities are excepted from these limitations.” If shareholders approve the Proposal to change the Fund’s classification to non-diversified, the Fund’s fundamental investment limitation will be eliminated. No material changes to the Fund’s investment strategy are expected if the Proposal is approved.

The Adviser believes that changing the Fund’s classification to non-diversified is in the best interests of the Fund and its shareholders because it provides the Fund’s portfolio managers additional flexibility in implementing the Fund’s investment strategy, while remaining compliant with the limits of the 1940 Act. The Fund’s benchmark index, the Russell 1000® Growth Index (the “Index”), has become more concentrated in certain issuers. Certain Index constituents have grown to each represent more than 5% of the Index and, at times, 25% or more of the Index in the aggregate. The Index is an unmanaged index, which measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Currently, the Fund is not able to invest in these large Index constituents in similar proportions as the Index because of its diversified status. While the Fund is not an index fund, it does select securities from the Index’s universe and its performance is measured against the Index. Changing the Fund’s status to non-diversified would give the Fund’s portfolio managers enhanced flexibility to invest a greater portion of the Fund’s assets in one or more of these large Index constituents, if desired for investment purposes pursuant to the Adviser’s investment process.  The Adviser, however, does not currently expect that this change in the Fund’s classification will result in a significant change in the portfolio composition of the Fund.  The Fund also does not expect any adverse tax consequences as a result of the Proposal.

If the shareholders approve the Proposal, the Fund may be subject to additional investment risks. As a “non-diversified” fund, the Fund would be permitted to invest a greater percentage of its assets in fewer issuers than a “diversified” fund. Non-diversified funds typically hold fewer securities than diversified funds do. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives.

Although the Fund would no longer be subject to the 1940 Act diversification requirements, if the shareholders of the Fund approve the Proposal at the Meeting, the Fund intends to continue to comply with federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”). For purposes of the IRC, the Fund operates as a “regulated investment company.” As a regulated investment company under the IRC, the Fund must diversify its holdings so that, in general, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships. These federal tax diversification requirements, or the Fund’s determination to comply with them, may change in the future without shareholder approval.

A non-diversified fund may from time to time temporarily operate in a diversified manner without losing its non-diversified status. This can result in the Fund not always taking advantage of the enhanced flexibility afforded to a non-diversified fund. However, if following implementation of the Proposal, the Adviser were to continuously operate the Fund as diversified for three years, the Fund will once again become a diversified fund and 1940 Act provisions will require the Adviser to again seek shareholder approval to operate the Fund as non-diversified.

At a meeting held on December 20, 2021, the Board considered the recommendations of the Adviser to change the Fund’s classification to non-diversified and to eliminate the Fund’s related fundamental investment limitation. The Board considered all relevant factors, including the potential impact on the Fund and its risk profile and the estimated costs associated with seeking shareholder approval of the proposed change for the Fund. Following its consideration of these matters, the Board unanimously approved the proposed change in the Fund’s classification to “non-diversified” and the elimination of the Fund’s related fundamental investment limitation.

The Board recommends that you vote FOR the Proposal.

Shareholder approval

A quorum is constituted by the presence in person (virtually) or by proxy of the holders of more than one-third of the outstanding shares entitled to vote at the Meeting. If a quorum is present at the Meeting, then the Proposal must be approved by a vote of a majority of the outstanding voting securities of the Fund.  The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares are present in person (virtually) or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the Proposal, abstentions will have the same effect as shares voted against the Proposal. Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter. Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. Because the matter presented at the Meeting is “non-routine” matter for which a broker or nominee does not have discretionary voting power under New York Stock Exchange rules, the Fund does not expect there to be any broker non-votes at the Meeting.

If approved by shareholders of the Fund, the change in diversification status and removal of the fundamental investment limitation will become effective when the Fund’s Prospectus and Statement of Additional Information are revised or supplemented to reflect the approval of the Proposal. If the Proposal is not approved by the Fund’s shareholders, the Fund will remain diversified and the current fundamental investment limitation will remain in effect and the portfolio managers will continue to manage the Fund pursuant to its applicable investment policies, parameters and restrictions in light of prevailing market and economic conditions.

At the Record Date, an affiliate of the Adviser held of record approximately 72.97% of the outstanding shares of the Fund in a fiduciary capacity for its customers. The Adviser or its affiliates intend to vote shares of beneficial interest in the Fund over which they have investment discretion according to a recommendation of Glass, Lewis & Co. (“Glass Lewis”) consistent with their proxy voting policies. Glass Lewis is an unaffiliated third-party that the Adviser or its affiliates have retained to provide proxy voting recommendations. Glass Lewis, in its sole discretion, will determine how to vote on the Proposal, without any solicitation of voting instructions from the beneficial owner. The Glass Lewis determination will likely be dispositive for the Trust’s adoption of the Proposal.

Additional Information About the Fund

As of the Record Date, to the Fund’s knowledge, the name, address and share ownership of each person who may have sole or shared voting or investment power with respect to more than 5% of the Fund’s outstanding shares at the Record Date were as set forth in Appendix A. For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Shareholders controlling a Fund could have the ability to vote a majority of the Shares of the Fund on any matter requiring approval of the shareholders of the Fund.

Other Matters

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

Attending the Meeting

In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, the Meeting will be held virtually. Shareholders will not be able to attend the Meeting in person. Shareholders are entitled to participate in the Meeting only if you were a shareholder of the Fund as of the close of business on the Record Date, or if you hold a valid proxy for the Meeting.

You will be able to attend the Meeting online and submit your questions during the Meeting by registering at https://www.viewproxy.com/CommerceFunds/broadridgevsm/. You also will be able to vote your shares online by attending the Meeting by webcast.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online Meeting will begin promptly at 10:00 AM, Central Time on March 25, 2022. You are encouraged to access the Meeting prior to the start time leaving ample time for the check in.

To participate in the Meeting, you must register in advance by visiting https://www.viewproxy.com/CommerceFunds/broadridgevsm/ and submitting the requested required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Fund's proxy tabulator.

If your shares are registered directly with the Fund in your name, you will be asked to submit your name and control number found on your proxy card in order to register to participate in and vote at the Meeting. If your shares are held by a broker, bank or other nominee, you must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide you with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than March 24th at 5pm ET, but in any event must be received by the scheduled time for commencement of the Meeting. Once you have obtained a new control number, you must visit https://www.viewproxy.com/CommerceFunds/broadridgevsm/ and submit your name and newly issued control number in order to register to participate in and vote at the Meeting.  After you have submitted your registration information, you will receive an email from Broadridge that confirms that your registration request has been received and is under review by Broadridge. Once your registration request has been accepted, you will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. You may vote before or during the Meeting at proxyvote.com. Only shareholders of the Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.

You will receive a confirmation of your registration by e-mail after your registration materials are received.

Investment Adviser and Co-Administrator

Commerce Investment Advisors, Inc., a subsidiary of Commerce Bank, known collectively as “Commerce,” serves as Adviser for the Funds, selecting investments and making purchases and sale orders for securities in each Fund’s portfolio. Commerce Bank and Commerce Investment Advisors each have offices at 1000 Walnut Street, 15th Floor, Kansas City, Missouri 64106 and 8000 Forsyth Boulevard, St. Louis, Missouri 63105. Commerce Bank is a subsidiary of Commerce Bancshares, Inc., a registered multi-bank holding company. Commerce has provided investment management services to The Commerce Funds since 1994, to private and public pension funds, endowments and foundations since 1946 and to individuals since 1906. As of December 31, 2020, the Adviser and its affiliates had approximately $38.2 billion in assets under management.

Co-Administrators and Distributor

Goldman Sachs Asset Management (“GSAM”) and the Adviser are Co-Administrators for the Fund pursuant to a Co-Administration Agreement dated as of March 1, 2005, as amended. GSAM is located at 200 West Street, New York, New York 10282. GSAM is a unit of the Investment Management Division of Goldman Sachs & Co. LLC (“Goldman”), the Distributor of the Fund. The Fund’s shares are offered on a continuous basis through Goldman, which acts as Distributor under the Distribution Agreement with the Fund. Under the Distribution Agreement, Goldman is authorized to sell shares on behalf of the Fund and is obligated to use its best efforts to obtain unconditional orders for authorized shares. Goldman is located at 200 West Street, New York, New York 10282.

Procedures for Shareholder Communications With the Board
The Board will receive and review written correspondence from shareholders. Shareholders may address correspondence to individual Trustees or to the full Board at The Commerce Funds principal business address.

The Adviser has established procedures to log all correspondence addressed to the Board or individual Trustees. Copies of all shareholder correspondence shall be forwarded promptly to the Board or individual Trustee, as applicable. The Adviser shall respond to any correspondence in the nature of routine operational matters, such as routine account inquiries, on a timely basis, notwithstanding that the correspondence is addressed to the Board or a Trustee, and shall communicate such response to the Board or Trustee to whom the correspondence was addressed.

The Board or an individual Trustee shall respond to shareholder correspondence in a manner that the Board or Trustee deems appropriate given the subject matter of the particular correspondence.

Shareholder Proposals

The Fund does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act, as amended, or state law. Because the Fund does not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any subsequent meeting of shareholders, a shareholder proposal must be submitted to the Fund at its principal office within a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

Expenses and Solicitation Activities

The expenses incurred in connection with the solicitation of proxies for the Meeting, including preparation, filing, printing, mailing and solicitation expenses, legal fees, out-of-pocket expenses and expenses of any proxy solicitation firm, will be paid by the Fund. Such expenses are estimated to be approximately $84,500. In addition to the use of mails, proxies may be solicited personally or via facsimile, telephone or the internet by Trustees, officers and employees of the Fund, the Adviser and certain of its affiliates.

Broadridge Financial Solutions, Inc. (“Broadridge”) has been engaged by the Adviser to assist in soliciting at an estimated cost of approximately $49,500, plus printing costs, which will be paid by the Fund, and is included as part of the estimate above.

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with one proxy card for each account. If you received more than one copy of the Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Proxy Statement by writing to the Fund at the following address: The Commerce Funds, P.O. Box 219525, Kansas City, Missouri 64121-9525, by calling (800) 995-6365 or by email request to Commercefunds@commercebank.com.

Shareholder Reports

The annual and semi-annual reports to shareholders may be obtained by writing to: The Commerce Funds, P.O. Box 219525, Kansas City, Missouri 64121-9525, by calling (800) 995-6365 or by email request to Commercefunds@commercebank.com.

By Order of the Board of Trustees,

/s/William R. Schuetter
William R. Schuetter
President
Dated: February 4, 2022

APPENDIX A

5% Share Ownership as of January 14, 2022

The table below lists all shareholders known to the Fund to be record holders or beneficial owners of more than 5% of the Fund as of January 14, 2022.  A shareholder who beneficially owns more than 25% of the outstanding shares of the Fund is presumed to “control” the Fund, as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

Name and Address of Beneficial Owner	Number of Shares Owned	Percentage of Fund

Mori & Co. Mutual Funds P.O. Box 413617 Kansas City, MO	2,834,855.290	63.15%

Charles Schwab & Co. Inc. Special Custody A/C FBO Cust Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	239,440.231	5.33%

THE COMMERCE FUNDS
THE GROWTH FUND
1000 WALNUT STREET, SUITE 1500
KANSAS CITY, MO 64106

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D65056-S39494

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

D65057-S39494

THE COMMERCE FUNDS
THE GROWTH FUND

The undersigned hereby appoints William Schuetter, Jeffrey Bolin and Laura Spidle, and each of them, the attorneys and proxies of the undersigned, with right of submission, to vote all shares of the Fund as indicated on the reverse side which the undersigned is entitled to vote, at the 2022 Special Meeting of The Commerce Funds, on behalf of its series The Growth Fund, to be held virtually on March 25, 2022 at 10:00 AM, Central Time, or any continuation following an adjournment thereof, and on any other matters that may arise in the meeting, or any continuation following an adjournment thereof, in accordance with their best judgment.

You are encouraged to specify your choices by marking the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Trustees' recommendations; just sign, date and return this proxy in the enclosed envelope. To register to attend the Virtual Shareholder meeting visit the website: https://www.viewproxy.com/CommerceFunds/broadridgevsm/

Please sign and date the proxy card on the reverse side. Unsigned cards will not be counted.